UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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☐  Preliminary Proxy Statement
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☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

CELGENE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 15, 2011.
CELGENE CORPORATION

CELGENE CORPORATION
86 MORRIS AVENUE
SUMMIT, NJ 07901
Meeting Information
Meeting Type:           Annual Meeting
For holders as of:     April 19, 2011
Date:             June 15, 2011
Time:            1:00 PM EDT

Location:	Celgene Corporation Company Offices 86 Morris Avenue Summit, NJ 07901
Meeting Directions:	For directions to the Annual Meeting, please call Investor Relations at (908) 673-9000.
You are receiving this communication because you hold shares in Celgene Corporation.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Annual Report to Shareholders, including Annual Report on Form 10-K, Notice of Annual Meeting of Stockholders and Proxy Statement.
How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors Nominees

01) Robert J. Hugin 02) Michael D. Casey 03) Carrie S. Cox 04) Rodman L. Drake	05) Michael A. Friedman, M.D. 06) Gilla Kaplan, Ph.D. 07) James J. Loughlin 08) Ernest Mario, Ph.D.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

3.	Approval of an amendment to the Company’s 2008 Stock Incentive Plan.

4.	Approval, by non-binding vote, of executive compensation of the Company’s named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

5.	To recommend, by non-binding vote, the frequency of executive compensation votes.

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4, and for a frequency period of every 3 Years with respect to item 5.